UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2015

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51329	94-3330837
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 616-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure.

As reported under Item 8.01 of this current report on Form 8-K, XenoPort, Inc. (the “Company”) issued a press release announcing positive preliminary top-line results from its Phase 2 clinical trial of XP23829, its development-stage product candidate, as a potential treatment for moderate-to-severe chronic plaque-type psoriasis. During a conference call and webcast scheduled to be held at 8:30 a.m. Eastern Time on September 15, 2015, Company management will discuss the preliminary top-line XP23829 Phase 2 clinical trial results. The slide presentation for the conference call and webcast is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made, including the press release filed as Exhibit 99.2 hereto, and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Section 8—Other Events

Item 8.01	Other Events.

On September 15, 2015, the Company issued a press release announcing positive preliminary top-line results from its Phase 2 clinical trial of XP23829 as a potential treatment for moderate-to-severe chronic plaque-type psoriasis. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Company slide presentation dated September 15, 2015*

99.2	Press release, dated September 15, 2015, titled “XenoPort Announces Positive Phase 2 Study Results for XP23829 as a Potential Treatment for Patients with Psoriasis”

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: September 15, 2015	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company slide presentation dated September 15, 2015*

99.2	Press release, dated September 15, 2015, titled “XenoPort Announces Positive Phase 2 Study Results for XP23829 as a Potential Treatment for Patients with Psoriasis”

*	Furnished herewith.